UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2010

Solanex Management Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

 (Exact name of small business issuer as specified in its charter)

0-49632	#98-0361151
(Commission File Number)	(IRS Employer Identification No.)

5836 South Pecos Rd., Ste. 104

                  Las Vegas Nevada 89120

(Address of principal executive offices and zip Code)

Registrant's telephone number including area code: (702) 932-1576

1500 East Tropicana Avenue, Suite 100

                 Las Vegas Nevada 89119

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 16, 2010, Chisholm, Bierwolf, Nilson & Morrill, LLC (CBNM) notified the Company that effective as of that date, the firm was not going to stand for re-election as its independent auditor.   Effective the same date, the Company appointed Mark Bailey & Company, Ltd. as its new auditor and that decision to change the auditor was approved by the Company's Board of Directors.

CBNM issued its auditor’s report on the Company's financial statements for the year ended December 31, 2009 and 2008, which included an explanatory paragraph as to the Company’s ability to continue as a going concern.

Other than the going concern uncertainty described above, CBNM’s audit report on the Company’s financial statements for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and 2008 and any subsequent interim period through August 10, 2010, the date of resignation of CBNM, there were no disagreements with CBNM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to CBNM’s satisfaction, would have caused CBNM to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided CBNM with a copy of the disclosure in the preceding two paragraphs and requested in writing that CBNM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. CBNM provided a letter, dated August 16, 2010 stating its agreement with such statements, which is included as exhibit 16 to this Form 8-K.

During the year ended December 31, 2009 and through the date of the Audit Committee’s decision, the Company did not consult Mark Bailey & Company, Ltd. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

(d)  Exhibits

Exhibit No.

         Description

16 Letter from Chisholm, Bierwolf, Nilson & Morrill, LLC regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solanex Management Inc.
Dated: August 17, 2010	By:	/s/ Dave Eckert
	Name:	Dave Eckert
	Title:	President